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                                                                    Exhibit 10.2

                                VALIDITY GUARANTY

                         Dated as of December ___, 2002

GREENFIELD COMMERCIAL CREDIT, L.L.C. ("Greenfield")

     THIS VALIDITY GUARANTY ("Guaranty"), effective as of the above date, sets forth the terms and conditions upon which the undersigned (whether one or more in number, referred to herein as "we," "us" or "our" and whom, if two or more in number, shall be jointly and severally bound) agrees to guaranty certain agreements entered into by you:

     1. Underlying Facts.

        (a) You have agreed to enter into a certain Loan and Security Agreement of even date herewith (the "Agreement") with DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation ("Borrower") and its subsidiaries (each a "Credit Party" and, collectively, the "Credit Parties"), pursuant to which you will make loans against and be granted a security interest in various accounts receivable of the Credit Parties ("Financed Accounts Receivable").

        (b) Borrower has executed and delivered to you the Agreement and other documents executed in connection therewith (the "Loan Documents").

        (c) You require as a condition of entering into the Agreement that we execute and deliver this Guaranty.

     2. Amount of Guaranty. In order to induce you to enter into the Agreement with the Credit Parties, we absolutely and unconditionally guarantee to you the due and prompt payment and performance of any and all indebtedness, liabilities and obligations of any Credit Party to you which arise out of, and to the extent of: (a) the failure of any Credit Party to remit funds it receives on any Financed Accounts Receivable during the period of time prior to ten (10) days from the date that you receive written notice from the Borrower that J. Michael Moore ("Moore") is no longer an officer of the Borrower, and/or (b) any loss on any Financed Accounts Receivable that is incurred due to the fraud or misrepresentation of any Credit Party or any officers, directors, agents, employees or representatives of any Credit Party (collectively, the "Obligations"). In addition, we shall pay you all costs incurred, including reasonable attorneys' fees, in enforcing payment and performance of this Guaranty.

     3. Your Authority. You may from time to time without notice to us and/or without our consent and upon such terms and conditions as you may deem advisable without affecting this Guaranty:

        (a) release any Credit Party, any maker, guarantor, surety or other person liable for payment of all or any part of the Obligations;

        (b) make any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the Obligations;

        (c) modify, waive, forbear, compromise, release, subordinate, resort to, exercise or refrain from exercising any right you may have hereunder, or under any of the Loan Documents;

        (d) accept or decline additional security or guarantees of any kind;

        (e) endorse, transfer or assign the Note or any other security to any other party;

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        (f) accept partial payment or payments on account of the Obligations;

        (g) make loans or give or extend further or additional credit to or for the benefit of any Credit Party;

        (h) release, settle or compromise any of your claims against any Credit Party or any other person, firm, corporation, guarantor, or account debtor whose obligation is held by you as collateral security for the Obligations;

        (i) release or substitute collateral, guaranties or guarantors; and/or

        (j) amend the Agreement whether or not such amendment increases the likelihood of our liability under this Guaranty.

     4. Our Waivers. We unconditionally and absolutely waive:

        (a) any obligation you may have to protect, secure or insure any of the collateral given to secure the payment of the Obligations or to ensure any Credit Party's compliance with any such obligation imposed on any Credit Party under the Loan Documents;

        (b) any right to participate in any of the collateral given as security for the payment under the terms of the Agreement;

        (c) notice of your acceptance of this Guaranty;

        (d) any right to notice of presentment, notice of demand for payment, notice of non-performance, protest, notice of protest and notice of dishonor, notice of non-payment and notice of partial payment;

        (e) any right to notice of any default under any of the Loan Documents or in the performance of any of the covenants and agreements contained therein or in any instrument given as security for the transactions contemplated in the Agreement;

        (f) any defense, offset or claim any Credit Party may have against you;

        (g) any limitation or exculpation of liability on the part of any Credit Party whether contained in the Loan Documents or otherwise;

        (h) the right to notice and the right to consent or object to the transfer or sale by any Credit Party of any collateral or any diminution in value of any collateral or any release of any collateral;

        (i) any defense, offset or claim of lack of commercial reasonableness in the method, manner, time, place and terms of the disposition of collateral given as security for the Obligations;

        (j) any failure, neglect or omission on your part to realize upon or protect the Obligations or any collateral given as security therefor;

        (k) any right to insist that you prosecute collection of the Obligations or resort to any collateral given as security for the Obligations or to proceed against any Credit Party or against any other guarantor or surety prior to enforcing this Guaranty; provided, however, in your sole discretion you may,

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either in a separate action or in an action pursuant to this Guaranty, pursue your remedies against any Credit Party or any other guarantor or surety, without affecting your rights under this Guaranty;

        (l) any right to participate in or direct such action or proceeding in
(k) above;

        (m) any right to notice of advances made to any Credit Party under the Loan Documents;

        (n) any right relating to notice or any order, method or manner of application of any payments on the Obligations; and/or

        (o) any right to insist that you disburse the full principal amount due under the Loan Documents to any Credit Party or the order, method, manner or amounts disbursed pursuant to the Loan Documents.

     5. Our Revocation. This Guaranty shall remain in full force and effect and be binding upon us and shall inure to your benefit until thirty (30) days after the date this Guaranty is expressly terminated by notice in writing delivered personally to or received by registered mail by you at 1301 W. Long Lake, Suite 190, Troy, Michigan 48098, or such other address you specify in writing to us; provided, however, that this Guaranty shall remain in full force and effect regardless of such termination with respect to all Obligations in existence on the date of such termination (including any subsequent extension, renewal, modification, amendment or compromise thereof and all subsequently accruing interest and other charges thereon) until all such Obligations are fully satisfied and paid to you. In the absence of any termination of this Guaranty in accordance with the provisions of this Section 5, we agree that until all Obligations and our obligations under this Guaranty are satisfied, this Guaranty shall remain in full force and effect notwithstanding that from time to time any Credit Party may be free from all Obligations.

     6. Additional Waivers. We will not assert against you and do hereby unconditionally and absolutely waive all defenses of any Credit Party and any defenses we may have against you, including, but not limited to, defenses of waiver, release, discharge, bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, fraudulent conveyance, insolvency, lack of consideration, merger of claims under this Guaranty with the Obligations, ultra vires acts, usury, illegality or unenforceability, any defense which, under principles of guaranty, suretyship or other applicable law, would operate to impair or diminish our liability under this Guaranty, any set-off available against you by any Credit Party whether or not on account of a related transaction, and we shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or any security interest securing the Obligations notwithstanding any provisions of law that may prevent you from enforcing such deficiency against any Credit Party.

     7. Effect of Bankruptcy. Our liability shall not be affected nor impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all of the collateral or assets of any Credit Party, receivership, insolvency proceeding, bankruptcy, assignment for the benefit of creditors, reorganization proceeding, arrangement, composition or readjustment of, or other similar event or proceeding affecting any Credit Party or any of its assets and that upon the institution of any of the above actions, at your sole discretion and without notice thereof or demand therefor, our obligations hereunder shall become due and payable and enforceable against us, whether or not the Obligations are then due and payable.

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     8.  Marshalling of Assets. We waive any defense or claim relating to any obligation you may have to marshal the collateral or other assets of any Credit Party for our benefit, and we agree that you shall be under no duty to marshal the assets of any Credit Party for our benefit or any third party.

     9. Absolute and Unconditional. No act or thing, except for payment in full, which but for this provision might or could in law or in equity act as a release of our liabilities, shall in any way affect or impair this Guaranty. This shall be a continuing, absolute and unconditional Guaranty, and our liability on this Guaranty shall be immediate. To the extent of my obligation heeunder, you may have immediate recourse against us for full and immediate payment and performance of the Obligations, or any part thereof, at any time after the Obligations have not been paid or performed when due (whether by acceleration or otherwise). Subject to Section 5 hereof, this Guaranty shall remain in full force and effect until the Obligations have been paid in full notwithstanding any change or modification of our relationship with any Credit Party which exists as of the date hereof.

     10. Subordination. Except as herein otherwise provided, all indebtedness and liability now or at any time or times hereafter owing to us by any Credit Party is hereby subordinated to the Obligations and any payment of indebtedness or liabilities of any Credit Party to us shall be held by us in trust for you, segregated from other funds, and shall, immediately upon our receipt, be turned over to you in the exact form received by us (duly endorsed to you, if required), to be applied against the Obligations, whether matured or unmatured, in such order as you may determine. This provision shall not be applicable to the following: salary, bonuses, other forms of compensation or expense reports earned by me or payable to me by the Borrower for any period of time prior to the date that Lender gives the Borrwoer written notice that the Borrower is in default under the Agreement.

     11. Subrogation. We waive any claim or other right which we may now have or may hereafter acquire against any Credit Party or any other person that is primarily or contingently liable on the obligations that arise from the existence or performance of our obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy you may have against any Credit Party or any collateral security therefor, which you now have or hereafter acquire, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law. If any amount shall be paid to us contrary to the terms of this Section 11, such amount shall be held by us in trust for you, segregated from our other funds, and shall, immediately upon receipt by us, be turned over to you in the exact form received by us (duly endorsed to you, if required), to be applied against the Obligations, whether matured or unmatured, in such order as you may determine.

     12. Set-Off. Upon the occurrence and continuation of a Default (as defined in the Agreement) under the Loan Documents, and to the extent of my actual liability under the terms of this Guaranty, we hereby authorize you at any time and from time to time to set off and apply any deposit held and any other indebtedness at any time owing by you to us or for our account against our Obligations and liabilities to you.

     13. Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Obligations is rescinded or must otherwise be returned by you upon the insolvency, bankruptcy, reorganization, liquidation or dissolution of any Credit Party or otherwise, all as if such payment had not been made. If and to the extent we have any obligations actually payable under this Guaranty, we hereby indemnify and hold you harmless from and against all costs and expenses you may incur, including reasonable attorneys' fees, in connection with the defense of a bankruptcy preference action, fraudulent conveyance action, lien avoidance action, or other action relating to your right to retain amounts previously paid to you in respect of the Obligations, and for all costs and expenses you may incur relating to the Obligations or the security therefor during any

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applicable redemption period following the foreclosure of any mortgage or security interest in any collateral, including but not limited to, taxes and insurance costs in respect of such collateral, whether or not any Credit Party would be liable to you for such costs and expenses.

     14. Your Reliance. We acknowledge that this Guaranty is executed in order to induce you to enter into the Agreement and disburse the amounts due under the Loan Documents with the intent that you will rely upon it in entering into the Agreement and disbursing such amounts with the knowledge that you would not enter into the Agreement or disburse such amounts but for execution of this Guaranty. Disbursement of any part of the amounts due under the Loan Documents, without any further action or notice, shall constitute conclusive evidence of your reliance hereon.

     15. Representations and Covenants. Each of the undersigned hereby represents and agrees as follows:

         (a) We are fully aware of the financial condition of each Credit Party and deliver this Guaranty based solely upon our own independent investigation and in no part upon any representation or statement made by you with respect thereto. We are in a position to and hereby assume full responsibility for obtaining any additional information concerning each Credit Party's financial condition as we may deem material to our obligations hereunder. We are not relying upon nor expecting you to furnish us any information in your possession concerning each Credit Party's financial condition.

         (b) Other than proceeds paid to any Credit Party pursuant to the Loan Documents which may be used by such Credit Party to pay us salary, bonuses or dividends, none of those amounts will be used for (i) our personal, family or household purposes, or (ii) to purchase or otherwise obtain title to residential property which is security for our obligations under this Guaranty.

     16. Security. The performance of our obligations under this Guaranty is unsecured, other than for such rights of set-off which you may have by virtue of your holding our property.

     17. Miscellaneous.

         (a) No right or remedy conferred upon or reserved to you under this Guaranty is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty, or the Loan Documents, or as may now or hereafter exist at law or in equity. No waiver, amendment, release or

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modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by you.

         (b) Whenever the context requires or permits the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

         (c) This Guaranty is delivered in and made in, is executed with respect to and shall in all respects be construed pursuant to and governed by the laws of the State of Michigan.

         (d) This Guaranty and each and every part hereof, shall be binding on us and our heirs, administrators, representatives and executors and shall inure to your benefit, and your successors and assigns, including each and every holder of the Note.

         (e) This Guaranty may be executed by one or more of the parties hereto on any number of separate counterparts and all of the counterparts taken together shall constitute one and the same instrument.

         (f) This Guaranty constitutes the joint and several obligation of each guarantor of the Obligations, including the undersigned, and shall be fully binding upon and enforceable against any or all of such parties or persons and their sole and separate estates. Neither the death nor release of any guarantor of the Obligations shall affect or release the joint and several liability of any other person or party. You may at your option enforce this Guaranty against one or more or all of the guarantors of the Obligations; provided you shall not be required to resort to enforcement against each and every guarantor of the Obligations and the failure to proceed against or join each and every of the guarantors of the Obligations shall not affect the joint and several liability of each of the guarantors of the Obligations.

         (g) This Guaranty is intended by us as a final expression of our agreement and is intended as a complete statement of the terms and conditions to which we are bound.

     18. Waiver of Jury Trial.

     Our legal counsel has advised us that (a) there may be a constitutional right to a jury trial in connection with any claim, dispute or lawsuit arising out of this Guaranty, and (b) such constitutional right may be waived. After consultation with our counsel (which has included our counsel's review of this Guaranty), we believe that it is in our best interest in this commercial transaction to waive such right. Accordingly, we hereby waive our right to a jury trial and further agree that the best forum for hearing any claim, dispute or lawsuit, if any, arising in connection with this Guaranty or our relationship with you, shall be a court of competent jurisdiction sitting without a jury.

     WE GIVE THIS GUARANTY FREELY AND VOLUNTARILY TO YOU WITHOUT ANY DURESS OR COERCION. WE HAVE CONSULTED WITH COUNSEL AND WE HAVE CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS GUARANTY.

WITNESS:

______________________                              ____________________________
                                                    J. Michael Moore

______________________

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